EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

                                                                  P.O. Box 19032
                                                        Green Bay, WI 54307-9032

                                                  FORE MORE INFORMATION CONTACT:
                                                                    Cliff Bowers
                                                                  Vice President
                                                        Corporate Communications
                                                                  (920) 661-2766

-----------------------
NEWS RELEASE
for Immediate Release
-----------------------


                         AMERICAN MEDICAL SECURITY GROUP
                  REPORTS THIRD QUARTER 2004 FINANCIAL RESULTS

        |X|      3Q 2004 GAAP NET INCOME OF $0.36 PER DILUTED SHARE
                    AND ADJUSTED NET INCOME OF $0.54
        |X|      MEDICAL MEMBERSHIP UP SLIGHTLY
        |X|      INDIVIDUAL IN-FORCE MEMBERSHIP CONTINUES TO GROW
        |X|      COMBINED RATIO CONTINUES TO IMPROVE YEAR-ON-YEAR

        GREEN BAY, Wis. - November 3, 2004 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS), today reported net income for the third quarter of 2004 of $5.3 million or $0.36 per diluted share, including a charge of $2.6 million or $0.18 per diluted share for transaction costs related to the company's proposed merger with PacifiCare Health Systems, Inc. (NYSE: PHS).

        Adjusted net income(1) for the third quarter of 2004, which excludes transaction costs related to the proposed merger, was $7.9 million or $0.54 per diluted share. That compares to adjusted net income of $7.0 million or $0.49 per diluted share for the third quarter of 2003, excluding realized investment gains and income from discontinued operations.

        On September 15, 2004, PacifiCare and AMS jointly announced the signing of a definitive merger agreement whereby PacifiCare will acquire all of the outstanding shares of common stock of the company through a cash merger in which AMS will become a wholly owned subsidiary of PacifiCare. The AMS shareholder meeting to approve the merger agreement is scheduled for December 2, 2004. It is anticipated that the acquisition will be completed after shareholder approval and state and federal regulatory and other customary approvals are received.

                                      More

                                     Ad One

        GAAP net income and net income per share for the quarter and first nine months reconcile to adjusted net income and adjusted net income per share as follows:

                              INCOME RECONCILIATION
                               Three Months Ended             Nine Months Ended
                                   September 30                  September 30
                               -------------------------------------------------
                                 2004          2003           2004         2003
--------------------------------------------------------------------------------
INCOME: (in millions)
    GAAP Net Income             $ 5.3         $ 8.8          $24.0        $22.0
Adjustments:
    Income from Discontinued
       Operations                   -          (0.9)             -         (0.7)
    PBM Settlement, Net of Tax      -             -           (3.4)           -
    Transaction Costs             2.6             -            2.6            -
    Realized Investment Gains,
       Net of Tax                   -          (0.9)             -         (1.2)
                               -------------------------------------------------
    Adjusted Net Income         $ 7.9         $ 7.0          $23.3        $20.1
                               =================================================


INCOME PER SHARE, DILUTED:
   GAAP Net Income              $ 0.36        $ 0.61         $ 1.64       $1.58
Adjustments:
   Income from Discontinued
      Operations                     -         (0.06)             -       (0.05)
   PBM Settlement, Net of Tax        -             -          (0.23)          -
   Transaction Costs              0.18             -           0.18           -
   Realized Investment Gains,
      Net of Tax                     -         (0.06)             -       (0.08)
                                ------------------------------------------------
   Adjusted Net Income          $ 0.54        $ 0.49         $ 1.59       $1.44
                                ================================================

                (Per share amounts may not total due to rounding)

          "In-force membership in our individual business has increased for four consecutive quarters, while the environment for our group business remains very competitive," said Samuel V. Miller, Chairman, President and Chief Executive Officer of AMS. "We continue to maximize the opportunity in both business areas with new product designs and refinements to our distribution systems."

         AMS has introduced Health Savings Account (HSA) products and other high- deductible, consumer-driven plans for both market segments. In the past two quarters, the company has also more than doubled the number of its MedOne specialists, sales representatives specializing in facilitating MedOne sales through the company's independent agents.

                                    REVENUES

         Total revenues for the third quarter of 2004 were $183.4 million compared to $184.0 million for the second quarter of 2004 and $185.3 million for the third quarter of 2003. For the first three quarters of 2004, total revenues were $553.0 million compared to $558.2 million for the same period of 2003.

                                     Ad Two

         AMS said that the trend toward lower-cost, higher-deductible health plans in both its group and individual business is reducing growth in premium per member per month. However, AMS anticipates that these plans will attract customers who will have lower over-all utilization.

                                   MEMBERSHIP

         The company's medical membership was up slightly to 315,358 at the end of the third quarter of 2004, compared to 315,076 at the end of the second quarter and 314,259 at the end of the third quarter of 2003. The membership trend reflects growing individual business offset by declining group membership.

         Total health membership, which includes medical and dental membership, was down slightly on a sequential basis due to a decline in dental membership. Total health membership was 530,022 at the end of the third quarter of 2004. That compares to 533,834 at the end of the second quarter of 2004, and 540,993 at the end of the third quarter of 2003.

         Health segment operating ratios for the quarter and nine months on a GAAP and adjusted basis are as follows:

                              HEALTH SEGMENT RATIOS
                               Three Months Ended             Nine Months Ended
                                  September 30                   September 30
                               -------------------------------------------------
                                 2004          2003           2004         2003
--------------------------------------------------------------------------------
HEALTH LOSS RATIO:

   GAAP                          67.7%         68.2%          66.5%        67.9%
   PBM Settlement                   -             -            1.0            -
                               -------------------------------------------------
   Adjusted Ratio(1)             67.7%         68.2%          67.5%        67.9%

HEALTH EXPENSE RATIO:
   GAAP                          27.2%         27.0%          27.5%        27.6%

HEALTH COMBINED RATIO:
   GAAP                          94.9%         95.3%          93.9%        95.5%
   PBM Settlement                   -             -            1.0            -
                               -------------------------------------------------
   Adjusted Ratio                94.9%         95.3%          95.0%        95.5%

                                    Ad Three

                            CASH FLOW & BALANCE SHEET

         Net cash provided by operations in the third quarter of 2004 was $4.7 million. Cash flow in the period was reduced by payments of litigation settlements and by merger-related costs. Cash from operations was $9.1 million for the third quarter of 2003. For the first nine months of 2004, cash from operations was $11.5 million, including $5.9 million received from a settlement with the company's former pharmacy benefit manager (PBM) in the first quarter. For the first nine months of 2003, cash from operations was $7.5 million.

         At September 30, 2004, AMS had a book value per share of $17.78. That compares to $15.71 at the end of the third quarter of 2003, and $17.16 at the end of the second quarter of 2004.

                                EARNINGS GUIDANCE

         The company anticipates that net income per diluted share will be approximately $0.56 for the fourth quarter of 2004. That would bring full-year 2004 net income per diluted share to approximately $2.20. Excluding the merger-related costs and the gain from the PBM settlement, the company anticipates adjusted net income per diluted share would be approximately $2.15 for full-year 2004.

                                      NOTES

(1) The company uses the non-GAAP measurements "adjusted net income" and "adjusted ratio" in this release. AMS management believes that these measurements, which exclude, where applicable, the impact of merger-related transaction costs, net realized investment gains, the one-time PBM settlement, and income from discontinued operations, provide a meaningful presentation of the underlying earnings of the company's continuing operations.

                                    # # # # #

         AMS WILL HOST A CONFERENCE CALL TO DISCUSS ITS FINANCIAL RESULTS ON THURSDAY, NOVEMBER 4, 2004, AT 9:00 A.M. (CENTRAL TIME). INTERESTED PARTIES MAY LISTEN TO THE CONFERENCE CALL LIVE VIA THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM. LISTEN-ONLY ACCESS TO THE LIVE CONFERENCE CALL IS ALSO AVAILABLE BY DIALING 785-832-2422. FOLLOWING THE LIVE CALL, A REPLAY WILL BE AVAILABLE UNTIL MIDNIGHT, SATURDAY, NOVEMBER 6, 2004, BY DIALING 402-530-0413. THIS PRESS RELEASE, ACCOMPANYING FINANCIAL INFORMATION AND OTHER STATISTICAL INFORMATION CONTAINED IN THE CONFERENCE CALL WILL APPEAR IN THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM.

CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, the timing (including any possible delays) and receipt of regulatory approvals (including any conditions, limitations or restrictions placed on these approvals), and the risk that one or more governmental agencies may deny approval of the merger; any delays in securing the approval of our shareholders of the merger, and the risk that our shareholders do not approve the merger; unexpected increases in health care costs; the company's ability to predict future health care costs and adequately price its products; the company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the company's ability to control expenses; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the company's existing and new products; adverse outcomes of legal proceedings; publicity about the company; development of and changes in claims or litigation reserves; general economic conditions that impact the performance of the company's investment portfolio or decisions of consumers to purchase our products; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events.

PacifiCare Health Systems and American Medical Security Group and their respective officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of American Medical Security Group, Inc. with respect to the transactions contemplated by the merger agreement between PacifiCare and American Medical Security Group. Information regarding the companies' officers and directors is included in their respective Definitive Proxy Statements for their 2004 Annual Meetings of Stockholders filed with the Securities and Exchange Commission in April 2004. These documents are available free of charge at the Securities and Exchange Commission web site at www.sec.gov, from PacifiCare at pacificare.com and from AMS at eAMS.com. Investors and security holders may obtain more detailed information about who may be deemed participants in the solicitation of proxies by reading the AMS proxy statement when it becomes available.

Furthermore, investors and security holders of American Medical Security Group are urged to read American Medical Security Group's definitive proxy statement regarding the proposed merger filed with the Securities & Exchange Commission on November 1, 2004. It contains important information about the merger and the transactions contemplated by the Merger Agreement. Investors and securities holders of American Medical Security Group may obtain a free copy of American Medical Security Group's proxy statement and other documents filed with the Securities and Exchange Commission at the Commission's web site at www.sec.gov. American Medical Security Group's proxy statement and these other documents may also be obtained for free from American Medical Security Group at eAMS.com in the "Investors" section.

AMERICAN MEDICAL SECURITY GROUP, INC. LOGO


FINANCIAL SUPPLEMENT


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA
====================================================================================================================================
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)
                                                                2003                                            2004
                                       1st Qtr     2nd Qtr     3rd Qtr     4th Qtr       YTD       1st Qtr     2nd Qtr      3rd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                          $ 179,055   $ 178,776   $ 176,735   $ 177,852   $ 712,418   $ 177,722   $ 176,528    $ 175,789
   Investment income                     3,402       3,345       3,211       3,573      13,531       3,538       3,454        3,506
   Realized investment gain (loss)         375          91       1,416          28       1,910          65        (117)          28
   Fees & other                          4,040       3,845       3,899       4,073      15,857       4,249       4,155        4,076
                                     ---------   ---------   ---------   ---------   ---------   ---------   ----------   ---------
     Total revenues                    186,872     186,057     185,261     185,526     743,716     185,574     184,020      183,399


EXPENSES
   Benefits                            120,598     119,315     119,218     119,366     478,497     118,505     117,392      117,598
   General and administrative           29,284      29,244      26,908      27,989     113,425      28,187      28,349       27,233
   Commissions and selling              24,042      24,294      24,292      24,455      97,083      24,749      24,173       24,264
   Interest expense                        339         324         309         283       1,255         221         221          255
   Depreciation                          1,777       1,664       1,673       1,660       6,774       1,591       1,470        1,395
   Amortization                            238         239         238         188         903         163         163          163
                                     ---------   ---------   ---------   ---------   ---------   ---------   ----------   ---------
     Total expenses                    176,278     175,080     172,638     173,941     697,937     173,416     171,768      170,908
                                     ---------   ---------   ---------   ---------   ---------   ---------   ----------   ---------

INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                  10,594      10,977      12,623      11,585      45,779      12,158      12,252       12,491

Income taxes                             3,997       4,151       4,735       4,318      17,201       4,515       4,506        4,593
                                     ---------   ---------   ---------   ---------   ---------   ---------  ----------    ---------
INCOME FROM CONTINUING OPERATIONS        6,597       6,826       7,888       7,267      28,578       7,643       7,746        7,898

PBM settlement, net of tax                   -           -           -           -           -       3,356           -            -
Acquisition transaction costs                -           -           -           -           -           -           -       (2,647)
Income (loss) from discontinued
        operations                        (134)        (57)        923           -         732           -           -            -
                                     ----------  ----------  ---------   ---------   ---------   ---------   ----------   ---------
NET INCOME                           $   6,463   $   6,769   $   8,811   $   7,267   $  29,310   $  10,999   $   7,746    $   5,251
                                     ==========  ==========  =========   =========   =========   =========   ==========   =========


PER SHARE DATA

   Adjusted net income - diluted (1) $    0.47   $    0.48   $    0.49   $    0.50   $    1.94   $    0.52   $    0.53    $    0.54
   Income from continuing operations
        - diluted                    $    0.49   $    0.49   $    0.55   $    0.50   $    2.03   $    0.52   $    0.53    $    0.54
   Income (loss) from discontinued
        operations - diluted         $   (0.01)  $       -   $    0.06   $       -   $    0.05   $       -   $       -    $       -

   Net income - basic                $    0.50   $    0.51   $    0.66   $    0.54   $    2.21   $    0.81   $    0.57    $    0.38
   Net income - diluted              $    0.48   $    0.48   $    0.61   $    0.50   $    2.08   $    0.75   $    0.53    $    0.36

   Weighted average common shares
        - basic                         12,981      13,160      13,392      13,542      13,270      13,627      13,690       13,763
   Weighted average common shares
        - diluted                       13,575      14,015      14,340      14,464      14,100      14,585      14,666       14,692


MARGIN ANALYSIS

   Income before income taxes              5.7%        5.9%        6.8%        6.2%        6.2%        6.6%        6.7%         6.8%
   Net income                              3.5%        3.6%        4.8%        3.9%        3.9%        5.9%        4.2%         2.9%


(1) - See page 8 for reconciliation of GAAP net income to adjusted net income.


INCOME DATA

=============================================================
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                YTD
                                       09/30/03     09/30/04
                                     ------------------------
REVENUES
 Premiums                            $  534,566   $  530,039
 Investment income                        9,958       10,498
 Realized investment gain (loss)          1,882          (24)
 Fees & other                            11,784       12,480
                                     ----------   -----------
 Total revenues                         558,190      552,993

EXPENSES
 Benefits                               359,131      353,495
 General and administrative              85,436       83,769
 Commissions and selling                 72,628       73,186
 Interest expense                           972          697
 Depreciation                             5,114        4,456
 Amortization                               715          489
                                     ----------   -----------
Total expenses                          523,996      516,092
                                     ----------   -----------

INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                     34,194       36,901

Income taxes                             12,883       13,614
                                     ----------   -----------
INCOME FROM CONTINUING OPERATIONS        21,311       23,287

PBM settlement, net of tax                    -        3,356
Acquisition transaction costs                 -       (2,647)
Income (loss) from discontinued
 operations                                 732            -
                                     ----------   -----------
NET INCOME                           $   22,043   $   23,996
                                     ==========   ===========

PER SHARE DATA

   Adjusted net income - diluted (1)     $ 1.44       $ 1.59
   Income from continuing operations
        - diluted                        $ 1.52       $ 1.59
   Income (loss) from discontinued
        operations - diluted             $ 0.05       $ -

   Net income - basic                    $ 1.67       $ 1.75
   Net income - diluted                  $ 1.58       $ 1.64

   Weighted average common shares
        - basic                          13,179       13,694
   Weighted average common shares
        - diluted                        13,978       14,648


MARGIN ANALYSIS

   Income before income taxes               6.1%         6.7%
   Net income                               3.9%         4.3%

(1) - See page 8 for reconciliation of GAAP net income to adjusted net income.


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA
===========================================================================================================================
(IN THOUSANDS, EXCEPT MEMBERSHIP)
                                                              2003                                        2004
                                       1st Qtr    2nd Qtr    3rd Qtr    4th Qtr      YTD      1st Qtr    2nd Qtr    3rd Qtr
REVENUE MIX
   Health premiums                   $ 175,924  $ 175,703  $ 173,744  $ 174,871  $ 700,242  $ 174,810  $ 173,673  $ 173,003
   Life premiums                         3,131      3,073      2,991      2,981     12,176      2,912      2,855      2,786
   Investment income                     3,777      3,436      4,627      3,601     15,441      3,603      3,337      3,534
   Service fees                          4,040      3,845      3,899      4,073     15,857      4,249      4,155      4,076
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total revenues                 $ 186,872  $ 186,057  $ 185,261  $ 185,526  $ 743,716  $ 185,574  $ 184,020  $ 183,399
                                     =========  =========  =========  =========  =========  =========  =========  =========

MEMBERSHIP ANALYSIS
   Fully insured medical               278,091    275,323    270,401    273,252    273,252    269,697    270,538    272,140
   Self funded medical                  42,704     42,568     43,858     46,012     46,012     44,400     44,538     43,218
   Dental                              231,508    228,610    226,734    227,502    227,502    222,118    218,758    214,664
                                     ---------   --------  ---------  ---------   --------- ---------  ---------  ---------
      Total Health                     552,303    546,501    540,993    546,766    546,766    536,215    533,834    530,022
   Life                                144,207    141,930    137,395    136,423    136,423    132,437    130,418    127,075


FINANCIAL STATISTICS
   Book value per share              $   14.68  $   15.27  $   15.71  $   16.12  $   16.12  $   17.11  $   17.16  $   17.78
   Cash flow from operations         $  (3,575) $   1,978  $   9,092  $  12,630  $  20,125  $  10,422  $  (3,646) $   4,742
   Return on equity, annualized          14.2%      13.9%      15.3%      13.6%      14.3%      13.6%      13.3%      13.2%
   Debt to total capital                 15.0%      14.1%      13.5%      12.2%      12.2%      11.5%      11.4%      11.0%
   Common shares outstanding,
      net of treasury                   12,936     13,254     13,434     13,511     13,511     13,549     13,678     13,683


FINANCIAL DATA

===========================================================
(IN THOUSANDS, EXCEPT MEMBERSHIP)
                                               YTD
                                       9/30/03      9/30/04
                                     ----------------------
REVENUE MIX
   Health premiums                   $ 525,371    $ 521,486
   Life premiums                         9,195        8,553
   Investment income                    11,840       10,474
   Service fees                         11,784       12,480
                                     ---------    ---------
      Total revenues                 $ 558,190    $ 552,993
                                     =========    =========

MEMBERSHIP ANALYSIS
   Fully insured medical               270,401      272,140
   Self funded medical                  43,858       43,218
   Dental                              226,734      214,664
                                     ---------    ---------
      Total Health                     540,993      530,022
   Life                                137,395      127,075


FINANCIAL STATISTICS
   Book value per share                $ 15.71      $ 17.78
   Cash flow from operations           $ 7,495      $11,518
   Return on equity, annualized          14.4%        13.5%
   Debt to total capital                 13.5%        11.0%
   Common shares outstanding,
      net of treasury                   13,434       13,683

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS
====================================================================================================================================
(IN THOUSANDS)
                                                                        2003                                      2004
                                                       3/31       6/30        9/30       12/31        3/31        6/30        9/30
                                                   ---------------------------------------------------------------------------------
ASSETS
Investments:
    Fixed maturity securities available for sale,
      at fair value                                $ 283,595  $ 286,044   $ 286,324   $ 302,277   $ 313,813   $ 296,890   $ 302,119
    Fixed maturity securities held to maturity,
      at amortized cost                                3,175      3,168       3,483       3,377       3,170       3,163       3,164
    Trading securities, at fair value                  1,142      1,217       1,254       1,424       1,582       1,700       1,797
                                                   ---------  ---------   ---------   ---------   ---------   ---------   ---------
         Total investments                           287,912    290,429     291,061     307,078     318,565     301,753     307,080

Cash and cash equivalents                             20,396     22,036      30,183      17,289      18,716      19,610      20,756

Other assets:
    Property and equipment, net                       34,112     35,118      34,445      37,446      37,441      38,485      39,922
    Goodwill and other intangibles, net               35,468     35,229      34,283      34,095      33,932      33,769      33,606
    Other assets                                      50,737     49,239      49,378      48,179      44,594      46,310      39,323
                                                   ---------  ---------   ---------   ---------   ---------   ---------   ---------
         Total other assets                          120,317    119,586     118,106     119,720     115,967     118,564     112,851
                                                   ---------  ---------   ---------   ---------   ---------   ---------   ---------
TOTAL ASSETS                                       $ 428,625  $ 432,051   $ 439,350   $ 444,087   $ 453,248   $ 439,927   $ 440,687
                                                   =========  =========   =========   =========   =========   =========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
    Medical and other benefits payable             $ 131,650  $ 131,023   $ 127,023   $ 129,809   $ 123,426   $ 118,723   $ 106,274
    Advance premiums                                  17,300     16,453      16,150      15,865      16,902      14,982      15,350
    Payables and accrued expenses                     23,466     21,039      24,020      24,099      22,539      20,281      23,846
    Notes payable                                     33,558     33,258      32,958      30,158      30,158      30,158      30,158
    Other liabilities                                 32,736     27,860      28,162      26,332      28,436      21,005      21,838
                                                   ---------  ---------   ---------   ---------   ---------   ---------   ---------
         Total liabilities                           238,710    229,633     228,313     226,263     221,461     205,149     197,466

Shareholders' equity:
    Common stock                                      16,654     16,654      16,654      16,654      16,654      16,654      16,654
    Paid-in capital                                  190,367    192,362     193,509     194,431     194,426     195,548     195,610
    Retained earnings                                  9,321     16,090      24,901      32,168      43,167      50,913      56,164
    Unrealized gain on investments                     8,090      9,964       7,521       6,133       8,869       2,094       5,190
    Treasury stock                                   (34,517)   (32,652)    (31,548)    (31,562)    (31,329)    (30,431)    (30,397)
                                                   ---------- ----------  ----------  ----------  ----------  ----------  ----------
         Total shareholders' equity                  189,915    202,418     211,037     217,824     231,787     234,778     243,221
                                                   ---------- ----------  ----------  ----------  ----------  ----------  ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $ 428,625  $ 432,051   $ 439,350   $ 444,087   $ 453,248   $ 439,927   $ 440,687
                                                   ========== ==========  ==========  ==========  ==========  ==========  ==========

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH
====================================================================================================================================
(IN THOUSANDS, EXCEPT FINANCIAL STATISTICS)
                                                                  2003                                            2004
                                         1st Qtr     2nd Qtr     3rd Qtr     4th Qtr       YTD       1st Qtr     2nd Qtr     3rd Qtr
OPERATING RESULTS
   Revenues:
      Premiums                         $ 175,924   $ 175,703   $ 173,744   $ 174,871   $ 700,242   $ 174,810   $ 173,673   $ 173,003
      Investment income                    1,715       1,683       1,596       1,675       6,669       1,568       1,496       1,417
      Other revenue                        3,965       3,772       3,828       4,008      15,573       4,193       4,104       4,030
                                       ---------   ---------   ---------   ---------   ---------   ----------  ---------   ---------
   Total revenues                        181,604     181,158     179,168     180,554     722,484     180,571     179,273     178,450

   Expenses:
      Benefits                           119,783     118,637     118,518     118,708     475,646     117,904     116,833     117,178
      PBM settlement (pre-tax)                 -           -           -           -           -      (5,339)          -           -
      General and administrative          29,352      29,189      27,090      28,004     113,635      28,345      28,377      27,272
      Commissions and selling             23,472      23,724      23,727      23,901      94,824      24,200      23,643      23,758
                                       ---------   ---------   ---------   ---------   ---------   ----------  ---------   ---------
   Total expenses                        172,607     171,550     169,335     170,613     684,105     165,110     168,853     168,208
                                       ---------   ---------   ---------   ---------   ---------   ----------  ---------   ---------
   Income before income taxes          $   8,997   $   9,608   $   9,833   $   9,941   $  38,379   $  15,461   $  10,420   $  10,242
                                       =========   =========   =========   =========   =========   ==========  =========   =========


FINANCIAL STATISTICS
   Loss ratio                              68.1%       67.5%       68.2%       67.9%       67.9%        64.4%      67.3%       67.7%

   Expense ratio:
      General and administrative           14.4%       14.5%       13.4%       13.7%       14.0%        13.8%      14.0%       13.4%
      Commissions and selling              13.3%       13.5%       13.7%       13.7%       13.5%        13.8%      13.6%       13.7%
                                       ---------   ---------   ---------   ---------   ---------   ----------  ---------   ---------
   Total expense ratio                     27.8%       28.0%       27.0%       27.4%       27.5%        27.7%      27.6%       27.2%
                                       ---------   ---------   ---------   ---------   ---------   ----------  ---------   ---------
   Combined ratio                          95.9%       95.5%       95.3%       95.3%       95.5%        92.1%      94.9%       94.9%
                                       =========   =========   =========   =========   =========   ==========  =========   =========

   Premiums per member per month:
      Fully insured medical                $ 181       $ 184       $ 184       $ 185       $ 183        $ 186      $ 185       $ 183
      Self funded                             53          53          55          53          54           55         55          57
      Dental                                  23          23          24          24          23           24         24          25
      Short-term disability                   22          22          23          23          22           23         24          24

   Benefits cost per member per month:
      Fully insured medical                $ 125       $ 124       $ 127       $ 128       $ 126        $ 119      $ 125       $ 126
      Self funded                             27          36          40          29          33           39         39          38
      Dental                                  15          16          15          15          15           15         16          15
      Short-term disability                   12           8           3           4           7            6          4           5


SEGMENT DATA - HEALTH

=============================================================
(IN THOUSANDS, EXCEPT FINANCIAL STATISTICS)

                                                 YTD
                                         9/30/03     9/30/04
OPERATING RESULTS                      ----------------------
   Revenues:
      Premiums                         $ 525,371   $ 521,486
      Investment income                    4,994       4,481
      Other revenue                       11,565      12,327
                                       ---------   ----------
   Total revenues                        541,930     538,294

   Expenses:
      Benefits                           356,938     351,915
      PBM settlement (pre-tax)                 -      (5,339)
      General and administrative          85,631      83,994
      Commissions and selling             70,923      71,601
                                       ---------   ----------
   Total expenses                        513,492     502,171
                                       ---------   ----------
   Income before income taxes          $  28,438   $  36,123
                                       =========   ==========


FINANCIAL STATISTICS
   Loss ratio                              67.9%       66.5%

   Expense ratio:
      General and administrative           14.1%       13.7%
      Commissions and selling              13.5%       13.7%
                                       ---------   ---------
   Total expense ratio                     27.6%       27.5%
                                       ---------   ---------
   Combined ratio                          95.5%       93.9%
                                       =========   =========

   Premiums per member per month:
      Fully insured medical                $ 183       $ 185
      Self funded                             54          56
      Dental                                  23          24
      Short-term disability                   22          24

   Benefits cost per member per month:
      Fully insured medical                $ 125       $ 123
      Self funded                             34          39
      Dental                                  15          16
      Short-term disability                    8           5

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE
====================================================================================================================================
(IN THOUSANDS, EXCEPT FINANCIAL STATISTICS)
                                                            2003                                             2004
                                   1st Qtr     2nd Qtr     3rd Qtr     4th Qtr        YTD       1st Qtr     2nd Qtr     3rd Qtr
                                   -------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                     $ 3,131     $ 3,073     $ 2,991     $ 2,981     $ 12,176     $ 2,912     $ 2,855     $ 2,786
      Investment income                133         129         121         129          512         121         114         116
      Other revenue                     75          73          71          65          284          56          51          46
                                   -------     -------     -------     -------     --------     -------     -------     -------
   Total revenues                    3,339       3,275       3,183       3,175       12,972       3,089       3,020       2,948

   Expenses:
      Benefits                         837         679         700         658        2,874         601         559         420
      General and administrative       510         487         383         415        1,795         402         383         386
      Commissions and selling          589         585         582         575        2,331         564         530         506
                                   -------     -------     -------     -------     --------     -------     -------     -------
   Total expenses                    1,936       1,751       1,665       1,648        7,000       1,567       1,472       1,312
                                   -------     -------     -------     -------     --------     -------     -------     -------
   Income before income taxes      $ 1,403     $ 1,524     $ 1,518     $ 1,527     $  5,972     $ 1,522     $ 1,548     $ 1,636
                                   =======     =======     =======     =======     ========     =======     =======     =======

FINANCIAL STATISTICS

   Loss ratio                        26.7%       22.1%       23.4%       22.1%        23.6%       20.6%       19.6%       15.1%

   Expense ratio:

      General and administrative     13.9%       13.5%       10.4%       11.7%        12.4%       11.9%       11.6%       12.2%
      Commissions and selling        18.8%       19.0%       19.5%       19.3%        19.1%       19.4%       18.6%       18.2%
                                   -------     -------     -------     -------     --------     -------     -------     -------
   Total expense ratio               32.7%       32.5%       29.9%       31.0%        31.6%       31.3%       30.2%       30.4%
                                   -------     -------     -------     -------     --------     -------     -------     -------
   Combined ratio                    59.4%       54.6%       53.3%       53.1%        55.2%       51.9%       49.8%       45.4%
                                   =======     =======     =======     =======     ========     =======     =======     =======


SEGMENT DATA - LIFE

======================================================
(IN THOUSANDS, EXCEPT FINANCIAL STATISTICS)

                                           YTD
                                   9/30/03     9/30/04
OPERATING RESULTS                  -------------------
   Revenues:
      Premiums                     $ 9,195     $ 8,553
      Investment income                383         351
      Other revenue                    219         153
                                   -------     -------
   Total revenues                    9,797       9,057

   Expenses:
      Benefits                       2,216       1,580
      General and administrative     1,380       1,171
      Commissions and selling        1,756       1,600
                                   -------     -------
   Total expenses                    5,352       4,351
                                   -------     -------
   Income before income taxes      $ 4,445     $ 4,706
                                   =======     =======

FINANCIAL STATISTICS

   Loss ratio                        24.1%       18.5%

   Expense ratio:

      General and administrative     12.6%       11.9%
      Commissions and selling        19.1%       18.7%
                                   -------     -------
   Total expense ratio               31.7%       30.6%
                                   -------     -------
   Combined ratio                    55.8%       49.1%
                                   =======     =======

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER
====================================================================================================================================
(IN THOUSANDS)
                                                                  2003                                            2004
                                        1st Qtr     2nd Qtr     3rd Qtr      4th Qtr         YTD     1st Qtr     2nd Qtr    3rd Qtr
OPERATING RESULTS
   Revenues:
      Investment income                 $ 1,554     $ 1,533     $ 1,494      $ 1,769      $ 6,350    $ 1,849     $ 1,844    $ 1,973
      Realized investment gain (loss)       375          91       1,416           28        1,910         65        (117)        28
                                        --------    --------    --------     -------      -------    --------    --------   --------
   Total revenues                         1,929       1,624       2,910        1,797        8,260      1,914       1,727      2,001

   Expenses:
      Benefits                              (22)         (1)          -            -          (23)         -           -          -
      General and administrative          1,199       1,232       1,108        1,230        4,769      1,031       1,059        970
      Commissions and selling               (19)        (15)        (17)         (21)         (72)       (15)          -          -
      Acquisition transaction costs           -           -           -            -            -          -           -      2,647
      Interest expense                      339         324         309          283        1,255        221         221        255
      Amortization of intangibles           238         239         238          188          903        163         163        163
                                        --------     -------    --------       ------     --------   --------    --------   --------
   Total expenses                         1,735       1,779       1,638        1,680        6,832      1,400       1,443      4,035
                                        --------    --------    --------     --------     --------   --------    --------   --------
   Income (loss) before income taxes    $   194     $  (155)    $ 1,272      $   117      $ 1,428    $   514     $   284    $(2,034)
                                        ========    ========    ========     ========     ========   ========    ========   ========


CORPORATE AND OTHER

============================================================
(IN THOUSANDS)
                                                YTD
                                        9/30/03     9/30/04
OPERATING RESULTS                       --------------------
   Revenues:
      Investment income                 $ 4,581     $ 5,666
      Realized investment gain (loss)     1,882         (24)
                                        --------    --------
   Total revenues                         6,463       5,642

   Expenses:
      Benefits                              (23)          -
      General and administrative          3,539       3,060
      Commissions and selling               (51)        (15)
      Acquisition transaction costs           -       2,647
      Interest expense                      972         697
      Amortization of intangibles           715         489
                                        --------    --------
   Total expenses                         5,152       6,878
                                        --------    --------
   Income (loss) before income taxes    $ 1,311     $(1,236)
                                        ========    ========

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME
===================================================================================================================================
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)
                                                                2003                                            2004
                                       1st Qtr     2nd Qtr     3rd Qtr     4th Qtr       YTD       1st Qtr     2nd Qtr     3rd Qtr
INCOME
   GAAP Net income                     $ 6,463     $ 6,769     $ 8,811     $ 7,267    $ 29,310    $ 10,999     $ 7,746     $ 5,251

   Less:
   Income (loss) from discontinued
     operations                           (134)        (57)        923           -         732           -           -           -
                                       --------    --------    -------     -------    --------    --------     --------    --------
   Income from continuing operations     6,597       6,826       7,888       7,267      28,578      10,999       7,746       5,251

   Less:
   PBM settlement, net of tax                -           -           -           -           -       3,356           -           -
   Acquisition transaction costs             -           -           -           -           -           -           -      (2,647)
   Realized investment gains (loss),
     net of tax                            234          57         885          18       1,192          41         (74)         18
                                       --------    --------    -------     -------    --------    --------     --------    --------
   Adjusted net income                 $ 6,363     $ 6,769     $ 7,003     $ 7,249    $ 27,386    $  7,602     $ 7,820     $ 7,880
                                       ========    ========    =======     =======    ========    ========     ========    ========

INCOME PER SHARE - DILUTED
   GAAP Net income per share           $  0.48     $  0.48     $  0.61     $  0.50    $   2.08    $   0.75     $  0.53     $  0.36

   Less:
   Income (loss) from discontinued
     operations                          (0.01)          -        0.06           -        0.05           -           -           -
                                       --------    --------    -------     -------    --------    --------     --------    --------
   Income from continuing operations      0.49        0.49        0.55        0.50        2.03        0.75        0.53        0.36

   Less:
   PBM settlement, net of tax                -           -           -           -           -        0.23           -           -
   Acquisition transaction costs             -           -           -           -           -           -           -       (0.18)
   Realized investment gain (loss),
     net of tax                           0.02           -        0.06           -        0.08           -       (0.01)          -
                                       --------    --------    -------     -------    --------    --------     --------    --------
   Adjusted net income per share       $  0.47     $  0.48     $  0.49     $  0.50    $   1.94    $   0.52     $  0.53     $  0.54
                                       ========    ========    =======     =======    ========    ========     ========    ========


RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME

============================================================
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)
                                               YTD
                                        9/30/03     9/30/04
                                       ---------------------
INCOME
   GAAP Net income                     $ 22,043    $ 23,996

   Less:
   Income (loss) from discontinued
     operations                             732           -
                                       --------    ---------
   Income from continuing operations     21,311      23,996

   Less:
   PBM settlement, net of tax                 -       3,356
   Acquisition transaction costs                     (2,647)
   Realized investment gains (loss),
     net of tax                           1,176         (15)
                                       --------    ---------
   Adjusted net income                 $ 20,135    $ 23,302
                                       ========    =========

INCOME PER SHARE - DILUTED
   GAAP Net income per share           $   1.58    $   1.64

   Less:
   Income (loss) from discontinued
     operations                            0.05           -
                                       --------    ---------
   Income from continuing operations       1.52        1.64

   Less:
   PBM settlement, net of tax                 -        0.23
   Acquisition transaction costs              -       (0.18)
   Realized investment gain (loss),
     net of tax                            0.08           -
                                       --------    ---------
   Adjusted net income per share       $   1.44    $   1.59
                                       ========    =========